EXHIBIT 10.21

AMENDMENT NO. 2

TO CREDIT AGREEMENT

OUR TOWN HOSPITALITY, LLC

as Borrower

and

MHI HOSPITALITY TRS, LLC

as Lender

Dated as of June 4, 2021

AMENDMENT NO. 2

TO CREDIT AGREEMENT

This Amendment No. 2 to the Credit Agreement (as amended, restated, supplemented or otherwise modified from time to time, this “Amendment”), dated as of June 4, 2021, is by and between OUR TOWN HOSPITALITY, LLC, a Virginia limited liability company (the “Borrower”), and MHI HOSPITALITY TRS, LLC, a Delaware limited liability company (the “Lender”).

WHEREAS, Sotherly Hotels LP, a Delaware limited partnership, Sotherly Hotels Inc., a Maryland corporation (“Sotherly”), the Lender, Newport Hospitality Group, Inc., a Virginia corporation, and the Borrower are parties to that certain Master Agreement dated as of September 6, 2019 (as amended, the “Master Agreement”); and

WHEREAS, in accordance with Section 2(c)(iii) of the Master Agreement, the Borrower and the Lender entered into a Credit Agreement on January 1, 2020 (as amended, the “Agreement”) to make available to the Borrower a line of credit to fund its working capital requirements;

WHEREAS, on February 26, 2020, the Borrower and the Lender amended the Agreement to increase the Maximum Credit Amount from $500,000 to $850,000; and

WHEREAS, the Borrower and the Lender desire to hereby amend the Agreement to: (i) increase the Maximum Credit Amount from $850,000 to $894,900.34; (ii) extend the maturity date to December 31, 2026; (iii) codify the total balance of Advances; and (iv) set repayment terms, all on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Lender agree as follows:

1.The definition for “Maximum Credit Amount” in Section “1.1 Definitions” of the Agreement is hereby modified to read in its entirety as follows:

“Maximum Credit Amount” means $894,900.34.

2.The definition for “Maturity Date” in Section “1.1 Definitions” of the Agreement is hereby modified to read in its entirety as follows:

“Maturity Date” means December 31, 2026 (except that, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day) or any earlier date on which the repayment of the Obligations is accelerated pursuant to the terms hereof.

3.“Section 2.1 Advances” of the Agreement is hereby modified to read in its entirety as follows:

The Lender has made advances (each, an “Advance”) to the Borrower from time to time pursuant to this Agreement.  As of the date of this Amendment, the Lender has made total aggregate Advances to Borrower in the amount of $894.900.34, which includes an existing balance of $595,000.00 plus an Advance of $299,900.34 that was made on January 1, 2021 in satisfaction of advances of management fees under the Master Agreement of an equivalent amount.  No further Advances are allowed pursuant to this Agreement.

4.“Section 2.2 Making the Advances” is deleted in its entirety.

5.“Section 2.3 Repayment and Prepayment” of the Agreement is hereby modified to read in its entirety as follows:

The Borrower shall make a principal repayment of $100,000.00 on each of the following dates: December 31, 2021; December 31, 2022; December 31, 2023; December 31, 2024; and December 31, 2025.  The Borrower shall repay the aggregate unpaid principal amount of all Advances, together with all other Obligations, on the Maturity Date.  The Borrower may prepay any Advances in whole or in part at any time without premium or penalty, subject to three (3) Business Days’ advance notice to the Lender.

6.Except as otherwise provided herein, the Agreement and any exhibits remain in full force and effect.

7.This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

8.The provisions of Section “8.10 Governing Law; Jurisdiction; Jury Trial Waiver” of the Agreement shall apply to this Amendment.

9.This Amendment may be transmitted for execution by facsimile or e-mail and, therefore, signatures transmitted by facsimile or e-mail shall be acceptable and binding.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

OUR TOWN HOSPITALITY, LLC, as Borrower

By:  Todd M. Felsen, its President and CEO

By:/s/ Todd M. Felsen

Name:Todd M. Felsen

Title:President and CEO

MHI HOSPITALITY TRS, LLC, as Lender

By:David R. Folsom, Manager

By:/s/ David R. Folsom

Name:David R. Folsom

Title:Manager

[Signature Page to Credit Agreement]